UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 18, 2022

QHSLab, Inc.

(Exact Name of Registrant as Specified in its Charter)

0-19041

(Commission File No.)

Nevada	30-1104301
(State of Incorporation)	(I.R.S. Employer Identification No.)

901 Northpoint Parkway Suite 302 West Palm Beach FL 33407	33407
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (929) 379-6503

USA EQUITIES CORP.

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	USAQ	N/A

ITEM 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 18, 2022, the Financial Industry Regulatory Authority approved the change in the Company’s name to QHSLab, Inc. effective April 19, 2022. The name change had been effected by the filing of a Certificate of Amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Nevada.

No other changes were made to the Company’s Certificate of Incorporation or the rights of its stockholders by the Certificate of Amendment and the Company’s common stock continues to trade under the symbol “USAQ.” Holders of the Company’s common stock do not need to take any action as a result of the name change.

Item 7.01 Regulation FD Disclosure.

On April 19, 2022 the Company issued a press release announcing the change in its corporate name. The full text of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

The Company uses, and will continue to use, its website, press releases, and various social media channels, including its Twitter account, its LinkedIn account, its Facebook account and its Instagram account as additional means of disclosing public information to investors, the media and others interested in the Company. It is possible that certain information that the Company posts on its website, disseminated in press releases and on social media could be deemed to be material information, and the Company encourages investors, the media and others interested in the Company to review the business and financial information that the Company posts on its website, disseminates in press releases and on the social media channels identified above, as such information could be deemed to be material information.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation filed with the Secretary of State of Nevada to change the name of the Company
99.1	Press Release dated April 19, 2022, USA Equities Corp (USAQ) Announces Name Change to QHSLab, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 19, 2022

QHSLab, Inc.

/s/ Troy Grogan
Name:	Troy Grogan
Title:	CEO and Chairman